PARTNERSHIP INTEREST PURCHASE AGREEMENT
                                  By and Among
                               HealthMatics G.P.,
                              GW Acquisition Corp.,
                        Physician Computer Network, Inc.
                                       and
                              PCN HP Venture Corp.

                          Dated as of December 4, 1998

     PARTNERSHIP INTEREST PURCHASE AGREEMENT, dated as of December 4, 1998, by and among HealthMatics G.P., a New York general partnership (formerly HealthPoint, G.P.)(the "Partnership"), GW Acquisition Corp., a Delaware
Corporation   ("Buyer"),   Physician  Computer  Network,   Inc.,  a  New  Jersey
corporation   ("PCN"),   and  PCN  HP  Venture  Corp.,  a  Delaware  corporation
("Seller").


                              W I T N E S S E T H :



     WHEREAS, Seller, a wholly owned subsidiary of PCN, and GW Investment Corp., a North Carolina corporation ("GWIC")(as successor in interest to Intelligent Medical Systems, Inc.), a wholly owned subsidiary of Glaxo Wellcome Inc., a North Carolina corporation ("Glaxo"), are parties to a Partnership Agreement dated as of January 25, 1996 (the "Partnership Agreement"), pursuant to which the Seller and GWIC (each a "Partner" and collectively, the "Partners") formed the Partnership, a joint venture partnership established to, among other things, develop and market innovative electronic clinical information systems; and

     WHEREAS, Glaxo, PCN and the Partnership are parties to a Transaction Agreement dated as of January 25, 1996 (the "Transaction Agreement"), pursuant to which each of the parties thereto entered into certain agreements regarding, among other things, the distribution by PCN of the Partnership's products and services; and

     WHEREAS, PCN wishes to cause Seller to sell and Buyer wishes to purchase Seller's right, title and interest in the Partnership (the "Partnership Interest") on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, in connection with such purchase and sale, PCN, Glaxo and the Partnership wish to terminate all of their respective rights and obligations under the Transaction Agreement on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants, agreements, representations and warranties herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:



                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used herein and not otherwise herein defined shall have the meanings given to such terms in Schedule 1 to the Transaction Agreement and the Partnership Agreement (such definitions to be equally applicable to both th singular and plural forms of the terms defined).

                                   ARTICLE 2

                    SALE AND PURCHASE OF PARTNERSHIP INTEREST

     Section 2.1   SALE OF PARTNERSHIP INTEREST.
     At the Closing provided for in Section 3.1, Seller shall sell, assign and transfer the Partnership Interest to Buyer free and clear of all liens, security interests and other encumbrances of any kind and Buyer shall purchase the Partnership Interest for the purchase price provided in Section 2.2.

     Section 2.2 PURCHASE PRICE AND PAYMENT FOR PARTNERSHIP INTEREST. (a) PURCHASE PRICE. The purchase price for the Partnership Interest is $4,619,103.25, plus the forgiveness of certain debt and liabilities as set forth on SCHEDULE 7.12 (the "Purchase Price").

                        (b) CLOSING PAYMENT.

     The Purchase Price shall be paid by Buyer as follows. At the Closing, Buyer shall deliver to Seller $4,619,103.25 in immediately available funds by wire transfer to an account designated by Seller on the Closing Date (the "Cash Consideration").

     Section 2.3 TRANSACTIONS ON THE CLOSING DATE. (a) At the Closing, Seller will deliver to Buyer the following:

                        (i) resignations of the members of the Management Committee and officers of the Company listed on SCHEDULE 2.3;

                         (ii) any and all confidential documents and information
concerning the Partnership or the business of the Partnership acquired or held by the Seller or PCN during Seller's incumbency as a Partner in the Partnership, other than any such documents or information (a list of the categories of which shall be delivered to Buyer at the Closing) acquired or held by PCN solely in its capacity as a reseller of the Partnership's products; and

                         (iii) each of the payments,  certificates and documents
contemplated by Article 7 (which payments shall be made in immediately available funds).

          (b) At the Closing, Buyer will deliver to Seller the following:

                         (i) the Purchase  Price in  accordance with Section 2.2
above and Section 7.12 below; and

                         (ii)each of the certificates and documents contemplated
by Article 8.

     Section 2.4 TERMINATION OF RIGHTS AS PARTNER AND TRANSACTION AGREEMENT. Effective as of the consummation of the Closing provided for herein, none of PCN, Seller or any of their respective Affiliates (collectively, "PCN Entities") shall have any further rights or obligations under or pursuant to the Partnership Agreement or the Transaction Agreement, the Transaction Agreement being terminated as of the consummation of the Closing.

     Section 2.5 ACKNOWLEDGMENT. The Partnership hereby consents to the transfer of the Partnership Interestfrom Seller to Buyer in accordance with the terms of this Agreement and acknowledges that, from and after the Closing (if the Closing occurs), Seller shall no longer be deemed to be, or have any \ rights or obligations as, a partner of the Partnership.


                                   ARTICLE 3
                        CLOSING AND TERMINATION CLOSING.

     Section 3.1 The closing of the transactions provided for herein (the "Closing") will take place at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York, at 10:00 A.M. (local time) on November 30, 1998 (the "Closing Date") or at such other place, time and date as may be agreed upon by Buyer and Seller.

     Section 3.2 TERMINATION. Anything contained in this Agreement other tha in this Section 3.2 to the contrary notwithstanding, this Agreement may be terminated in writing at any time:

              (a) without liability on the part of any party hereto (unless occasioned by reason of a breach by any party hereto of any of its representations, warranties or obligations hereunder) by mutual consent of Buye and Seller;

              (b) without liability on the part of any party hereto (unless occasioned by reason of a breach by any party hereto of any of its representations, warranties or obligations hereunder) by either Buyer or Seller if the Closing shall not have occurred on or before December 31, 1998 (or such later date as may be agreed upon in writing by the parties hereto);

               (c) by Buyer, if Seller shall breach any of its representations, warranties or obligations hereunder and such breach shall not have been cured o waived and Seller shall not have provided reasonable assurance that such breach will be cured on or before the Closing Date; or

               (d) by Seller, if Buyer shall breach any of its representations, warranties or obligations hereunder and such breach shall not have been cured o waived and Buyer shall not have provided reasonable assurance that such breach will be cured on or before the Closing Date.

     Section 3.4 SURVIVAL OF PROVISIONS. Notwithstanding the termination of this Agreement pursuant to Section 3.2, the provisions of Sections 6.2 (Expenses) and
6.3 (Confidentiality) shall survive such termination and continue in effect.



                                   ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Each of Seller and PCN represents and warrants to Buyer on the date hereof and on the Closing Date that:

     Section 4.1 CORPORATE ORGANIZATION AND AUTHORITY. Each of Seller and PCN is a corporation duly organized, validly existing and in good standing under the laws of Delaware and New Jersey, respectively, and has all corporate power and authority to carry on its business as now being conducted and to own its properties. Each of Seller and PCN has full corporate power and authority to enter into this Agreement, the Confidentiality Agreement (as defined below) and the Releases (as defined below) to which it is a party (the "Party Releases") and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each of Seller and PCN of the Agreement, the Confidentiality Agreement and the Party Releases have been duly authorized by all requisite corporate action. Each of this Agreement, the Confidentiality Agreement and the Party Releases has been duly executed and delivered by Seller and PCN, and (assuming due execution and delivery by Buyer and the Partnership of this Agreement) each of this Agreement, the Confidentiality Agreement and the Party Releases constitute, and the Associated Document (as defined in Section
7.11 hereto) when executed and delivered will constitute, a valid and binding obligation of Seller and PCN, enforceable in accordance with their respective terms.

     Section 4.2 OWNERSHIP OF THE PARTNERSHIP INTEREST. Seller is the lawful record and beneficial owner of the Partnership Interest. Except as set forth on
SCHEDULE 4.2, the Seller owns the Partnership Interest free and clear of all pledges, liens, security interests, encumbrances, claims, options, restrictions or charges (the "Encumbrances") except for restrictions on transfer under federal and state securities laws. Any and all Encumbrances set forth on
SCHEDULE 4.2 shall be released by the Closing, and proof of such release shall be delivered to the Buyer prior to or at the Closing pursuant to Section 7.10 hereof. Upon the delivery of the Partnership Interest in the manner contemplated under Section 2.3, Buyer will acquire the beneficial and legal, valid and indefeasible title to such Partnership Interest, free and clear of all Encumbrances, except for restrictions on transfer under federal and state securities laws.

     Section 4.3 NO VIOLATION. Except as set forth on SCHEDULE 4.3, none of Seller, PCN and, to the best knowledge of PCN, the Partnership is subject to or bound by any provision of:

          (a) any law, statute, rule, regulation or judicial or administrative decision,

          (b) any articles or certificate of incorporation or by-laws,

          (c) any  mortgage,  deed  of  trust,  lease,  note,   shareholders'
agreement, partnership agreement, agreement regarding debt for money borrowed bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction, or

          (d) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator, that would prevent or be violated by or that would result in the creation of any Encumbrance or under which there would be a default or right of termination as a result of, the execution, delivery and performance by Seller and PCN of this Agreement or the Releases and the consummation of the transactions contemplated hereby or thereby. Except as set forth on SCHEDULE 4.3, no consent, approval or authorization of or declaration or filing with any individual, corporation, partnership, trust or unincorporated organization or any government or any agency or political subdivision thereof (a "Person") is required for the valid execution, delivery and performance by Seller and PCN of this Agreement or the Releases and the consummation of the transactions contemplated hereby or thereby. Any required consent, approval or authorization of or declaration or filing with any Person, as set forth on
SCHEDULE 4.3, shall be delivered to Buyer prior to or at the Closing, pursuant to Section 7.3 hereof.

     Section 4.4 LITIGATION. Except as set forth on SCHEDULE 4.4, there is (i) no outstanding consent, order, judgment, injunction, award or decree of any court, government or regulatory body or arbitration tribunal against or involving the Partnership, PCN, with respect to the Partnership, or Seller in Seller's capacity as a Partner in the Partnership, (ii) no action, suit, dispute or governmental, administrative, arbitration or regulatory proceeding pending or, to Seller's and PCN's best knowledge, threatened against or involving the Partnership, PCN (with respect to the Partnership) or Seller in Seller's capacity as a Partner in the Partnership and (iii) to Seller's and PCN's best knowledge, no investigation pending or threatened against or relating to the Partnership, PCN (with respect to the Partnership), any of their respective officers or directors as such or Seller in such Seller's capacity as a Partner in the Partnership (collectively, "Proceedings").

     Section 4.5 BROKERAGE. No broker or finder has acted directly or indirectly for either one or both of Seller or PCN in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of either one or both of Seller or PCN.

     Section 4.6 SELLER'S AND PCN'S BEST KNOWLEDGE. The term "Seller's and PCN's best knowledge", shall mean the best knowledge of Seller and PCN after due inquiry.

     Section 4.7 BOOKS AND RECORDS. Seller and PCN have and will make available for inspection by Buyer and its attorneys, accountants and such other representatives of Buyer as Buyer shall designate in writing, all books of account of the Partnership which are in the custody or possession of Seller or PCN.

     Section 4.8 CERTAIN LIABILITIES. Neither Seller nor PCN has incurred or created any liability or obligation of the Partnership, and no such liability or obligation of the Partnership so created is outstanding.

     Section 4.9 NO LENDERS. Each of Seller and PCN is not a party to any agreement regarding debt for money borrowed with any person other than those listed on SCHEDULE 4.9.

                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller on the date hereof and on the Closing Date that:

     Section 5.1 ORGANIZATION. Buyer is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware.

     Section 5.2 CORPORATE AUTHORITY. Buyer has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer of this Agreement has been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by Buyer, and (assuming due execution and delivery by Seller, PCN and the Partnership) this Agreement constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms.

     Section 5.3 NO VIOLATION. None of Buyer, any of its Affiliates, or, to the best of Buyer's knowledge, the Partnership, is subject to or bound by any provision of:

            (a) any law, statute, rule, regulation or judicial or administrative decision,

            (b) any articles or certificate of incorporation or by-laws,

            (c) any mortgage, deed of trust, lease, note, shareholders' agreement, partnership agreement, agreement regarding debt for money borrowed, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction, or

            (d) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator, that would prevent or be violated by or that would result in the creation of any Encumbrance or under which there would be a default or right of termination as a result of, the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby. No consent, approval or authorization of or declaration or filing with any Person is required for the valid execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.


     Section 5.4 LEGAL PROCEEDINGS, ETC. There is no legal, administrative, arbitrative or other action or proceeding or governmental investigation relating to the transactions pursuant to this Agreement or the Partnership Agreement pending, or, to the knowledge of Buyer, threatened against Buyer, any of its Affiliates or any director, officer or employee thereof.

     Section 5.5 BROKERAGE. No broker or finder has acted directly or indirectly for Buyer or any of its Affiliates in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Buyer or any of its Affiliates.


                                   ARTICLE 6
                        CERTAIN COVENANTS AND AGREEMENTS


     Section 6.1 PERFORMANCE, SATISFACTION OF CONDITIONS. Each of the parties hereto shall not take or omit to take any action that would result in the failure of the conditions set forth in this Agreement or that in any way would prevent the consummation of the transactions contemplated hereby. Seller, PCN and the Partnership shall use their diligent efforts to satisfy or cause to be satisfied all the conditions to the obligations of Buyer set forth in this Agreement. Buyer and the Partnership will use their diligent efforts to satisfy or cause to be satisfied all conditions to the obligations of the Seller and PCN set forth in this Agreement.

     Section 6.2 EXPENSES. Buyer and Seller will each bear their own fees, costs and expenses incurred by them in connection with the negotiation, execution and performance of this Agreement and each shall not be liable to the other for the payment of such fees, costs and expenses, including without limitation, brokerage or finder's fees and accountants' and attorneys' fees incurred by the other party.

     Section 6.3 ACCESS TO INFORMATION AND CONFIDENTIALITY. Seller, PCN and the Partnership agree that Buyer and its attorneys, accountants and such other representatives of Buyer as Buyer shall designate to them in writing may conduct such reasonable investigation with respect to the business, business prospects, assets, liabilities (contingent or otherwise), results of operations, facilities, management, employees and financial condition of the Partnership as will permit Buyer to evaluate its interest in the transactions contemplated by this Agreement. Each of the parties hereto will hold and will cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the written opinion of its counsel, by other requirements of law, all documents and information concerning any one or more of the Seller, PCN and the Partnership furnished to Buyer and all documents and information concerning Buyer furnished to Seller or PCN in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) in the public domain through no fault of either Seller or Buyer or (b) later lawfully acquired by either Seller or Buyer from other sources that are not under an obligation of confidentiality) and will not release or disclose such information to any other Person, except in connection with this Agreement to its lenders, auditors, attorneys, financial advisors and other consultants and advisors.

     Section 6.4 NO SOLICITATION. Seller and PCN shall not, and shall direct each of their respective affiliates, officers, employees, representatives or agents not to, directly or indirectly, encourage, solicit, initiate or engage in discussions or negotiations with, or provide any non-public information to, any Person concerning any sale of shares of the capital stock of the Seller or the Partnership Interests or similar transactions involving the Partnership or enter into any agreement with respect thereto. Seller and PCN will promptly communicate to Buyer the terms of any proposal which it may receive in respect of all such transactions prohibited by the foregoing. Nothing contained in this
Section 6.4 shall limit or prevent PCN from engaging, soliciting or initiating any negotiations with (i) any lender or current secured party of PCN; or (ii) any Person regarding the sale of all or substantially all of the assets, business, or shares of capital stock of PCN.

     Section 6.5 PRESS RELEASES. Except as required by law or stock exchange regulation, any public announcements regarding the transactions contemplated hereby shall be made only with the mutual consent of Seller and Buyer. Each party shall consult with the other party regarding the timing and content of any public announcement required by any such law or regulation.

     Section 6.6 CONSENTS. Seller, PCN, Buyer and the Partnership will use diligent efforts to obtain the consents, if any, of other Persons required for the consummation of the transactions contemplated hereby.

     Section 6.7 GOVERNMENT FILINGS. Each party hereto will, as promptly as practicable, make or cause to be made all governmental filings required to be made by it and will comply with all applicable government waiting periods or notification or other procedures required to be complied with by it in connection with the transactions contemplated by this Agreement.

     Section 6.8 THIRD PARTY INDEMNITY. Buyer agrees that to the extent that any one or more of Buyer, GWIC, Glaxo and their respective Affiliates are indemnified by or are entitled to seek indemnification from any third party purchaser of any of the assets, business or interest in HealthMatics (any such third party being referred to herein as a "Third Party Indemnitor") with respect to any loss, deficiency, liability, damages, assessments, judgments, costs and expenses of any kind or nature (an "Indemnified Loss"), none of Buyer, GWIC, Glaxo or any of their respective Affiliates will assert a claim against or seek to recover any Indemnified Loss from any of PCN, Seller or any of their respective Affiliates (to the extent Buyer, GWIC, Glaxo or any such Affiliate has the right to do so) unless and until the person seeking indemnity shall, in such person's reasonable judgment, have exercised commercially reasonable efforts to collect from any Third Party Indemnitor with respect to such Indemnified Loss. To the extent that any one or more of Buyer, GWIC, Glaxo and their respective Affiliates does collect an Indemnified Loss from any of PCN, Seller or any of their respective Affiliates with respect to any matter as to which there is a Third Party Indemnitor, such paying person shall, to the extent of such payment, be subrogated to the rights of the payee against such Third Party Indemnitor.

     Section 6.9. ACKNOWLEDGEMENT. Each of PCN and Seller acknowledge and agree that neither PCN nor Seller shall have, and each of PCN and Seller hereby waive, any rights whatsoever, including but not limited to patent, trademark, copyright, trade secret or any other intellectual property rights ("IP Rights") in any assets (including but not limited to the source code and any upgrades and enhancements to the source code for any product) owned, created or invented by or on behalf of the Partnership, including but not limited to past and present versions of the Partnership's clinical patient record product currently marketed as HealthMatics Series 4, and work in progress on enhancements and new verions (all such assets hereinafter referred to as "Partnership Assets"). Without limiting the foregoing, each of PCN and Seller acknowledge and agree that neither PCN nor Seller shall have any right to any of the Partnership Assets through an escrow as contemplated in Section 7.4 of the Partnership Agreement, and each of PCN and Seller acknowledge and agree that no such escrow for any of the Partnership Assets shall be established. To the extent that each of PCN and Seller shall have, or may be deemed to have, rights including but not limited to IP Rights in any Partnership Assets, each of PCN and Seller hereby assigns to Buyer all such rights, including but not limited to IP Rights. In connection with the assignment referred to in the preceding sentence, each of PCN and Seller hereby agree to perform, during or after the term of this Agreement, any and all such further acts as may be requested by Buyer or the Partnership, including the execution and delivery of documents or instruments, as is necessary or desirable to transfer, perfect or defend Buyer's or the Partnership's rights including but not limited to IP Rights in the Partnership Assets.

                                   ARTICLE 7
                          CONDITIONS PRECEDENT OF BUYER

     Buyer need not consummate the transactions contemplated by this Agreement unless the following conditions shall be fulfilled:

     Section 7.1 REPRESENTATIONS AND WARRANTIES. Except as otherwise contemplated or permitted by this Agreement, (a) the representations and warranties of Seller and PCN contained in this Agreement or in any certificate or document delivered to Buyer pursuant hereto shall be deemed to have been made again at and as of the Closing Date and shall then be true in all respects and
(b) Seller and PCN shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Seller and PCN prior to or on the Closing Date, and Buyer shall have been furnished with a certificate of an officer of Seller, dated the Closing Date, certifying to the effect of clauses (a) and (b) of this Section 7.1.

     Section 7.2 NO ACTIONS. No action, suit, or proceeding before any court or governmental or regulatory authority shall be pending, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against Buyer, Seller, PCN, the Partnership or any of the principals, officers, managers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby or questioning the legality or validity of any such transactions or seeking damages in connection with any such transactions. There shall be in effect no order or injunction of a court or governmental authority of competent jurisdiction restraining, prohibiting, invalidating or setting aside, in whole or in part, the transactions contemplated hereby.

     Section 7.3 CONSENTS. All consents of third parties, including, without limitation, the approval of the Board of Directors of Buyer, governmental authorities and non-governmental self-regulatory agencies, all consents referred to on Schedule 4.3 and all filings with and notifications of governmental authorities, regulatory agencies (including non-governmental self-regulatory agencies) or other entities which regulate the business of Buyer, Seller, PCN, or the Partnership necessary on the part of Buyer, Seller, PCN, or the Partnership, to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and to permit the continued operation of the respective businesses of Buyer or the Partnership in substantially the same manner after the Closing Date as theretofore conducted shall have been obtained or effected.

     Section 7.4 REGULATORY APPROVALS. Any required governmental filings shall have been made, all applicable waiting periods shall have expired or been terminated, and all requisite governmental approvals for the consummation of the transactions contemplated hereby shall have been received on terms satisfactory to Buyer.
     Section 7.5 EMPLOYMENT  AGREEMENTS.  Each of the persons listed on SCHEDULE
7.5 shall have duly executed and delivered to Buyer his Employment Agreement.

     Section 7.6 CONFIDENTIALITY AGREEMENT. Each of Seller, PCN and the Partnership shall have duly executed and delivered to Buyer a confidentiality agreement (the "Confidentiality Agreement") substantially in the form attached hereto as EXHIBIT A.

     Section 7.7 NO MATERIAL ADVERSE CHANGE. No material adverse change in the condition (financial or otherwise), results of operations, properties, business or prospects of the Partnership shall have occurred.

     Section 7.8 RESIGNATIONS. Seller and PCN shall have delivered to Buyer the
resignations   of  those   persons   appointed   by  Seller  and  PCN  as  their
representatives to the Management Committee of the Partnership who are listed on
SCHEDULE 2.3.

     Section 7.9 GENERAL RELEASES. Buyer shall have received a general release through the date of the Closing from (i) all lenders of PCN (the "Lenders") with respect to any claims, causes of action or demands of whatever nature arising out of or related to Buyer's relationship with PCN and the Partnership; (ii) all lenders of Seller with respect to any claims, causes of action or demands of whatever nature arising out of or related to Buyer's relationship with Seller and the Partnership; (iii) PCN with respect to any claims, causes of action or demands of whatever nature arising out of or related to Buyer's relationship with Seller, PCN or the Partnership; and (iv) Seller with respect to any claims, causes of action or demands of whatever nature arising out of or related to Buyer's relationship with Seller, PCN or the Partnership. Notwithstanding the foregoing, (i) neither the Seller nor PCN shall release or be required to release any party with respect to the reseller relationship, as provided in the definitive distribution agreement referred to in Section 7.11 hereof, between PCN and the Partnership and (ii) neither PCN nor Seller shall release GWIC or Buyer from any right of contribution against GWIC or Buyer from and with respect to any liability or obligation of the Partnership to third parties for or with respect to which the partners of the Partnership are jointly and severally liable as a result of being or having been partners of the Partnership.

     Buyer shall have also received a general release through the date of the Closing from (i) PCN with respect to any claims, causes of action or demands of whatever nature against any current or former officer or manager of the Partnership arising out of or related to such officer's or manager's relationship with Seller, PCN or the Partnership; and (ii) Seller with respect to any claims, causes of action or demands of whatever nature of whatever nature against any current or former officer or manager of the Partnership arising out of or related to such officer's or manager's relationship with Seller, PCN or the Partnership.

     Section 7.10 RELEASE FROM LIENS ON PARTNERSHIP INTEREST. Seller and PCN shall have delivered to Buyer evidence reasonably satisfactory to Buyer and its counsel that all Encumbrances of any kind with respect to the Partnership Interest listed on SCHEDULE 4.2 hereto have been released and discharged.

     Section  7.11  ASSOCIATED   DOCUMENT.   Prior  to  the  Closing  Date,  the
Partnership and PCN shall have executed and delivered a definitive distribution agreement acceptable to the Partnership and PCN (the "Associated Document").

     Section 7.12 CERTAIN INDEBTEDNESS. The amounts set forth on SCHEDULE 7.12 hereto reflect the capital contributions and accounts payable which are past due and owing to the Partnership by Seller and PCN. Such indebtedness is hereby forgiven by the Partnership effective at the Closing.

     Section 7.13 SATISFACTORY INVESTIGATION. Buyer shall have satisfactorily completed its investigation of the business, assets and financial condition of the Partnership in connection with the transactions contemplated hereby and shall have been satisfied with such results. Buyer shall have satisfactorily completed its investigation of any event or condition arising or discovered after the date of this Agreement that could reasonably be expected to result in a failure of any of Buyer's conditions hereunder to be fulfilled.


                                   ARTICLE 8
                         CONDITIONS PRECEDENT OF SELLER

     Seller need not consummate the transactions contemplated hereby unless the following conditions shall be fulfilled:

     Section 8.1 REPRESENTATIONS AND WARRANTIES. Except as otherwise contemplated or permitted by this Agreement, (a) the representations and warranties of Buyer contained in this Agreement or in any certificate or document delivered to Seller pursuant hereto shall be deemed to have been made again at and as of the Closing Date and shall then be true in all respects and
(b) Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date, and Seller shall have been furnished a certificate of an officer of Buyer, dated the Closing Date, certifying to the effect of clauses
(a) and (b) of this Section 8.1.

     Section 8.2 NO ACTIONS. No action, suit, or proceeding before any court or governmental or regulatory authority shall be pending, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against Buyer, Seller, PCN, the Partnership or any of its principals, officers, managers or directors, seeking to restrain, prevent, or change the transactions contemplated hereby or questioning the legality or validity of any such transactions or seeking damages in connection with any such transactions.

     Section 8.3 CONSENTS. All consents of third parties including, without limitation, the approval of the Board of Directors of Seller and PCN, governmental authorities, and non-governmental self-regulatory agencies, and all filings with and notifications of governmental authorities, regulatory agencies (including non-governmental self-regulatory agencies) or other entities which regulate the business of Seller or Buyer, necessary on the part of Seller or Buyer, to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, other than routine post-closing notifications or filings, shall have been obtained or effected.

     Section 8.4 REGULATORY APPROVALS. All required governmental filings shall have been made, all applicable waiting periods shall have expired or been terminated, and all requisite governmental approvals for the consummation of the transactions contemplated hereby shall have been received on terms satisfactory to the Seller and PCN.

     Section 8.5 TERMINATION LETTER. Glaxo and the Partnership shall have sent a letter substantially in the form of SCHEDULE 8.5 hereof terminating its rights under the Transaction Agreement.

     Section 8.6 BUYER'S RELEASE. Glaxo and Buyer shall have delivered to the Lenders a release through the Closing with respect to any claim, causes of action or demands of whatever nature arising out of or relating to the Lenders' relationship with PCN and the Partnership on or prior to the Closing.




                                   ARTICLE 9
                                INDEMNIFICATION

     Section 9.1 INDEMNIFICATION BY SELLER AND PCN. Each of Seller and PCN hereby agrees to jointly and severally defend, indemnify and hold harmless Buyer and the Partnership and their respective successors, assigns and affiliates (collectively, the "Buyer Indemnitees") from and against any and all losses, deficiencies, liabilities, damages, assessments, judgments, costs and expenses, including attorneys' fees and expenses (both those incurred in connection with the defense or prosecution of the indemnifiable claim and those incurred in connection with the enforcement of this provision) (collectively, "Buyer Losses"), caused by, resulting from or arising out of:


         (a) (i) breaches on the part of Seller or PCN of their representation and warranties and (ii) failures by Seller or PCN to perform or otherwise fulfill any undertaking or other agreement or obligation hereunder;

         (b) any and all actions, suits, proceedings, claims, demands, incident to any of the foregoing or such indemnification; and

         (c) PROVIDED, HOWEVER, that if any claim, liability, demand, assessment, action, suit or proceeding shall be asserted in respect of which a Buyer Indemnitee proposes to demand indemnification ("Buyer Indemnified Claims"), Buyer or such other Buyer Indemnitee shall notify Seller or PCN thereof, provided further, however, that the failure to so notify Seller or PCN shall not reduce or affect Seller's or PCN's obligations with respect thereto except to the extent that Seller or PCN is materially prejudiced thereby. Seller and PCN shall have the right promptly upon receipt of such notice to assume the control of the defense, compromise or settlement of any such Buyer Indemnified Claims (provided that any compromise or settlement must be reasonably approved by Buyer), including, at its own expense, employment of counsel reasonably satisfactory to Buyer; provided, however, that if Seller or PCN shall have exercised its right to assume such control, Buyer may, in its discretion and at their expense, employ counsel to represent it (in addition to counsel employed by Seller or PCN) in any such matter, and in such event counsel selected by Seller or PCN shall be required to cooperate with such counsel of Buyer in such defense, compromise or settlement.

     Section 9.2 Indemnification By Buyer Buyer hereby agrees to defend, indemnify and hold harmless Seller, PCN and their successors, assigns and affiliates (collectively, "Seller Indemnitees") from and against any and all losses, deficiencies, liabilities, damages, assessments, judgments, costs and expenses, including attorneys' fees and expenses (both those incurred in connection with the defense or prosecution of the indemnifiable claim and those incurred in connection with the enforcement of this provision) (collectively, "Seller Losses"), caused by, resulting from or arising out of:

     (a) (i) breaches on the part of Buyer of its representations and warranties; and (ii) failures by Buyer to perform or otherwise fulfill any undertaking or agreement or obligation hereunder; and

     (b) any and all actions, suits, proceedings, claims and demands incident to any of the foregoing or such indemnification; and

     (c) PROVIDED, HOWEVER, that if any claim, liability, demand, assessment, action, suit or proceeding shall be asserted in respect of which a Seller Indemnitee proposes to demand indemnification ("Seller Indemnified Claims"), Seller or such other Seller Indemnitee shall notify Buyer thereof, provided further, however, that the failure to so notify Buyer shall not reduce or affect Buyer's obligations with respect thereto except to the extent that Buyer is materially prejudiced thereby. Buyer shall have the right promptly upon receipt of such notice to assume the control of the defense, compromise or settlement of any such Seller Indemnified Claims (provided that any compromise or settlement must be reasonably approved by Seller or PCN) including, at its own expense, employment of counsel reasonably satisfactory to Seller or PCN; provided, however, that if Buyer shall have exercised its right to assume such control, Seller or PCN may, in their discretion and at their expense, employ counsel to represent it (in addition to counsel employed by Buyer) in any such matter, and in such event counsel selected by Buyer shall be required to cooperate with such counsel of Seller or PCN in such defense, compromise or settlement.


                                   ARTICLE 10
             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 10.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The covenants contained in this Agreement shall survive the Closing Date indefinitely. The representations and warranties contained herein shall survive the Closing Date until the third anniversary thereof, it being understood and agreed that any claim brought on or before such third anniversary date shall survive until the final resolution of such claim and that such period shall be extended for the amount of time that relief is being sought from a Third Party Indemnitor as provided in Section 6.8 hereof.




                                   ARTICLE 11
                                 MISCELLANEOUS

     Section 11.1 COOPERATION. Each of the parties hereto shall use its reasonable efforts to take or cause to be taken all actions, to cooperate with the other party hereto, with respect to all actions, and to do or cause to be done all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     Section 11.2 ACCESS TO BOOKS AND RECORDS. After the Closing, the Buyer and the Partnership agree to make reasonably available to the Seller and PCN upon notice and during normal business hours (including the right to make copies) (i) any and all books and records reasonably necessary to respond to inquires regarding the Partnership from regulatory authorities, or to defend claims or to prepare required financial statements and tax returns, and (ii) in connection with the Seller's or PCN's review of any such books and records and preparation of financial statements and tax returns, any and all personnel as are reasonably requested by the Seller or PCN, who will render assistance as may reasonably be requested by Seller or PCN; provided, however, that Seller or PCN shall pay all out of pocket costs and expenses with respect thereto. For a period of four (4) years following the Closing, none of the Buyer, GWIC nor the Partnership will dispose of, alter or destroy any such books, records or other data with respect to the Partnership without giving thirty (30) days prior written notice to the Seller and PCN in order to permit them, at their own expense, to examine or duplicate such books, records or other data.

     Section 11.3 WAIVER. Any failure of Seller or PCN to comply with any of its obligations or agreements herein contained may be waived only in writing by Buyer. Any failure of Buyer to comply with any of its obligations or agreements herein contained may be waived only in writing by Seller or PCN.

     Section 11.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt of: hand delivery; certified or registered mail, return receipt requested; by a nationally recognized overnight courier service; or telecopy transmission with confirmation of receipt:

                            If to Seller or PCN, to:

                                    Physician Computer Network, Inc.
                                    1200 The American Road
                                    Morris Plains, NJ  07950
                                    Telecopier:  (973) 490-3103

                                    Attention:  President

                                    (with a copy to)

                                    Gordon Altman Butowsky Weitzen
                                       Shalov & Wein
                                    114 West 47th Street
                                    New York, NY  10036
                                    Telecopier:  (212) 626-0799

                                    Attention:  Jonathan Klein, Esq.

                           If to Buyer to:

                                    GW Acquisition Corp.

                                    C/O Glaxo Wellcome Inc.
                                    Five Moore Drive
                                    Research Triangle Park, NC  27709
                                    Telecopier:  (919) 493-0265

                                    Attention:  Corporate Secretary

                                    (with a copy to)

                                    Winthrop, Stimson, Putnam & Roberts
                                    One Battery Park Plaza
                                    New York, New York  10004
                                    Telecopier:  (212) 858-1500
                                    Telephone:  (212) 858-1000

                                    Attention:  Kenneth E. Adelsberg, Esq.

         Such names and addresses may be changed by written notice to each person listed above.

     Section 11.5 GOVERNING LAW AND CONSENT TO JURISDICTION. (a) This Agreement shall be governed by and construed in accordance with the internal substantial laws and not the choice of law rules of the State of New York, USA.
(b) Any judicial proceeding brought with respect to this Agreement must be brought in any court of competent jurisdiction in the State of New York, and, by execution and delivery of this Agreement, each party (i) accepts, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT.

     Section 11.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 11.7 HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 11.8 ENTIRE AGREEMENT. This Agreement, including the Exhibits and Schedules hereto and the documents referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     Section 11.9 AMENDMENT AND MODIFICATION. This Agreement may be amended or modified only by written agreement of the parties hereto.

     Section 11.10 BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their respective successors and assigns (and, to the extent provided in Sections 9.1 and 9.2, the other Buyer Indemnitees and Seller Indemnitees) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Section 11.11 ASSIGNABILITY. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties, provided, however, that the Seller and/or PCN shall be entitled to assign their interests in this Agreement, subsequent to the Closing, in connection with a sale of all or substantially all of the assets of PCN to a third party.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                               GW ACQUISITION CORP.


                                               By:
                                                     Name:
                                                      Title:

                                               PHYSICIAN COMPUTER NETWORK, INC.


                                               By:
                                                        Name:
                                                        Title:

                                               PCN HP VENTURE CORP.


                                               By:
                                                        Name:
                                                        Title:

                                               HEALTHMATICS G.P.

                                                        PCN HP VENTURE CORP.


                                                        By:
                                                             Name:
                                                             Title:

                                                        GW INVESTMENT CORP.


                                                        By:
                                                             Name:
                                                              Title:




Agreed to and Acknowledged
as to Sections 6.8 and 11.2:

GW INVESTMENT CORP.



By:
      Name:
      Title:


Agreed to and Acknowledged
as to Section 6.8:



GLAXO WELLCOME INC.



By:
Name:
Title:

                                                               SCHEDULE 2.3



                                  RESIGNATIONS



         The resignations of each of Henry Green and Carter Evans as members of the Management Committee of HealthMatics, G.P.

                                                               SCHEDULE 4.2



                                  ENCUMBRANCES


         Fleet Bank, N.A., as the administrative agent, pursuant to a Guarantee and Collateral Agreement among certain subsidiaries of Physician Computer Network, Inc. ("PCN") in favor of Fleet Bank, N.A., as the administrative agent for the lenders, dated September 10, 1997 ("Lenders Guarantee and Collateral Agreement"), as modified by the Forbearance and Amendment Agreement among PCN, the subsidiaries party thereto, Fleet Bank, N.A., as the administrative agent, and the lenders party thereto, dated April 22, 1998, as further modified by the Second Forbearance and Amendment Agreement among PCN, the subsidiaries party thereto, Fleet Bank, N.A., as the administrative agent, and the lenders party thereto, dated as of the date hereof, shall provide Buyer with evidence of the release of the following liens prior to or at the Closing:

         UCC-1   Financing   Statements  in  favor  of  Fleet  Bank,   N.A.,  as
administrative agent, filed with:

         Secretary of State:  Delaware
         Secretary of State:  New Jersey
         County Clerk:  Morris County, New Jersey

         Alvarez & Marsal Inc., as agent, pursuant to a Guarantee and collateral Agreement among certain subsidiaries of PCN in favor of Alvarez & Marsal, Inc., as agent for the lenders, dated July 22, 1998 (the "Guarantee and Collateral Agreement"), shall provide Buyer with evidence of the release of the following liens prior to or at the Closing:

         UCC-1 Financing Statements in favor of Alvarez & Marsal, Inc., as agent, filed with:

         Secretary of State:  Delaware
         Secretary of State:  New Jersey
         County Clerk:  Morris County, New Jersey

                                                                SCHEDULE 4.3



                              NO VIOLATIONS- SELLER



         The consent of Fleet Bank, N.A., as the administrative agent, is required pursuant to the Lenders Guarantee and Collateral Agreement, dated September 10, 1997 and shall be provided to Buyer prior to or at the Closing.

         The consent of Alvarez & Marsal, Inc., as agent, is required pursuant to the Guarantee and Collateral Agreement, dated July 22, 1998 and shall be provided to Buyer prior to or at the Closing.

                                                               SCHEDULE 4.4



                               LIST OF LITIGATION



                                      None

                                                                SCHEDULE 4.9



                                   NO LENDERS


         Fleet Bank, N.A., as the administrative agent, pursuant to a Guarantee and Collateral Agreement among certain subsidiaries of Physician Computer Network, Inc. ("PCN") in favor of Fleet Bank, N.A., as the administrative agent for the lenders, dated September 10, 1997 ("Lenders Guarantee and Collateral Agreement"), as modified by the Forbearance and Amendment Agreement among PCN, the subsidiaries party thereto, Fleet Bank, N.A., as the administrative agent, and the lenders party thereto, dated April 22, 1998, as further modified by the Second Forbearance and Amendment Agreement among PCN, the subsidiaries party thereto, Fleet Bank, N.A., as the administrative agent, and the lenders party thereto, dated as of the date hereof.

                                                                SCHEDULE 5.3



                              NO VIOLATIONS- BUYER



                                      None

                                                              SCHEDULE 7.5



                              EMPLOYMENT AGREEMENTS

     Mr. Alan Rubin shall have executed and delivered his Employment Agreement with the Partnership to the Buyer prior to or at the Closing.

                                                                 SCHEDULE 7.12

                                CERTAIN PAYMENTS



PCN HP Capital Contributions                                       $183,000.00

Accounts Payable to HM for product licenses                        $197,896.75
                                                                   ===========
(as of November 24, 1998)

Total                                                              $380,896.75

                                                                  SCHEDULE 8.5



                               TERMINATION LETTER

                                                              December 4, 1998



Physician Computer Network, Inc.
PCN HP Venture Corp.
1200 The American Road
Morris Plains, NJ 07950
Attention: President


                    Re: TERMINATION OF TRANSACTION AGREEMENT

Dear Gentlemen:

     Reference is hereby made to the Partnership Interest Purchase Agreement, dated December 4, 1998, by and among HealthMatics G.P., Physician Computer Network, Inc. ("PCN"), PCN HP Venture Corp. ("Seller") and GW Acquisition Corp. (the "Agreement").

     This letter is delivered in satisfaction of the condition to Seller's and PCN's obligations under the Agreement. The undersigned hereby agrees to the termination of the Transaction Agreement (as defined in the Agreement) as of the Closing (as defined in the Agreement).



                                                     Very truly yours,

                                                     GLAXO WELLCOME INC.


                                                     By: _____________________
                                                           Name:
                                                           Title: